UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2020

MORGAN GROUP HOLDING CO.
(Exact name of registrant as specified in its charter)

Delaware	333-73996	13-4196940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Theodore Fremd Avenue, Rye, NY	10580

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 921-5216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGHL	OTC Pink®

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

The Board of Morgan Group Holding Co., (OTC: MGHL) (“Morgan” or “the Company”) annually considers the selection of its independent registered public accounting firm. Deloitte & Touche LLP has served as Morgan’s independent registered public accounting firm of its subsidiary G.research, LLC since 2009. Upon the merger of Morgan with G.research, LLC on October 31, 2019 the Board of Morgan appointed Deloitte & Touche LLP as its independent registered public accounting firm and to continue as the independent registered public accounting firm for G.research, LLC. Given the events of 2020 and eventually the spin-off from its former parent, Associated Capital Group, Inc. on August 5, 2020, the Board of Morgan deemed it would be in the best interest of shareholders to solicit bids from other independent auditors. After an extensive evaluation process, the Board decided to appoint RSM US LLP for fiscal year-end reporting of 2020 dismissing Deloitte & Touche LLP effective December 5, 2020.

Deloitte & Touche LLP issued unqualified opinions for the years ended December 31, 2019 and 2018 on the Company’s consolidated financial statements included in the Company’s Form 10-K. Deloitte & Touche LLP has also reviewed Forms 10-Q for the quarters ended March 31, June 30 and September 30, 2020 and 2019, respectively.  For such periods there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K noted.

For the years ended December 31, 2019 and 2018 and any subsequent interim period through December 5, 2020 there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP may have caused them to make reference to the subject matter of the disagreement in connection with their reports.

The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosure. Attached as Exhibit 99.1 is a copy of Deloitte & Touche LLP’s letter, dated December 10, 2020 stating agreement with such statements.

During the years ended December 31, 2019 and 2018, Morgan did not consult with RSM US LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Group Holding Co.

By: /s/ Joseph L Fernandez
Joseph L. Fernandez
Executive Vice President - Finance

Date: December 10, 2020